UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 9, 2012

dELiA*s, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51648	20-3397172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 West 23rd Street, New York, New York 10010

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (212) 590-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

dELiA*s, Inc. (the “Company”) will hold its 2012 Annual Meeting of Stockholders (the “Annual Meeting”), which is scheduled to be held on July 9, 2012. Walter Killough, Chief Executive Officer of the Company, and David Dick, Senior Vice President, Chief Financial Officer and Treasurer of the Company, will make a presentation to stockholders at the Annual Meeting. A copy of the slide presentation to be presented at the Annual Meeting is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The slide presentation includes statements intended as “forward-looking statements,” all of which are subject to the cautionary statement about forward-looking statements set forth therein.

The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished to the Securities and Exchange Commission, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference into any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Slide presentation of dELiA*s, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

dELiA*s, Inc. (Registrant)

Date: July 9, 2012	By:	/s/ Marc G. Schuback
Marc G. Schuback, Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide presentation of dELiA*s, Inc.

4